SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20552


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                               September 30 , 2003
        -----------------------------------------------------------------
                Date of Report (Date of earliest event reported)




                          Synergy Financial Group, Inc.
           ----------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


        United States                    0-49980               22-3798677
-------------------------------       --------------      ----------------------
(State or other jurisdiction           (File No.)             (IRS Employer
 of incorporation)                                        Identification Number)


310 North Avenue East, Cranford, New Jersey                      07016
--------------------------------------------                   ----------
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:   (800) 693-3838
                                                    ------------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                          SYNERGY FINANCIAL GROUP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 7.  Financial Statements, Pro Forma Financial Information
         and Exhibits
         -----------------------------------------------------


     Exhibit
     Number                 Description
     ------                 -----------
       99       Press Release dated October 30, 2003



Item 12.  Results of Operations and Financial Condition
          ---------------------------------------------

         On October 30, 2003, the Registrant issued a press release to report earnings for the quarter ended September 30, 2003. A copy of the press release is furnished with this Form 8-K as exhibit 99.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      SYNERGY FINANCIAL GROUP, INC.


Date: October 30, 2003                By:  /s/John S. Fiore
                                           -------------------------------------
                                           John S. Fiore
                                           President and Chief Executive Officer